EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, Richard J. Campo, Chairman of the Board and Chief Executive Officer of Camden Property Trust (the “Company”), and Alexander J. Jessett, the Executive Vice President-Finance and Chief Financial Officer and Assistant Secretary of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
1.The Annual Report on Form 10-K of the Company for the period ended December 31, 2022 (“the Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard J. Campo
Richard J. Campo
Chairman of the Board of Trust Managers and
Chief Executive Officer

/s/ Alexander J. Jessett
Alexander J. Jessett
Executive Vice President - Chief Financial Officer and
Assistant Secretary
Date: February 23, 2023